UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2017

WEST MARINE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22512	77-0355502
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Westridge Drive, Watsonville, California 95076-4100

(Address of Principal Executive Offices) (Zip Code)

(831) 728-2700

(Registrant's telephone number, including area code)

Not applicable

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Litigations Related to the Merger.

As previously disclosed, on June 29, 2017, West Marine, Inc., a Delaware corporation (the “Company” or “West Marine”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Rising Tide Parent Inc., a Delaware corporation (“Parent”), an affiliate of Monomoy Capital Partners a New York-based private equity fund (“Monomoy”), and Rising Tide Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into West Marine (the “Merger”), with West Marine continuing as the surviving company in the Merger.

The following complaints have been filed related to the Merger Agreement and the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 11, 2017 (the “Proxy Statement”) in connection with the Merger: (i) on July 27, 2017, in the United States District Court for the District of Delaware, a putative class action lawsuit captioned Derrick McNeil v. West Marine, Inc., et al., 1:17-cv-01036-RGA (the “McNeil Complaint”), (ii) on July 27, 2017, in the Superior Court of the State of California, County of Santa Cruz, a putative class action lawsuit captioned George Patterson v. Randolph K. Repass, et al., 17CV01995 (the “Patterson Complaint”), (iii) on July 31, 2017, in the United States District Court for the Northern District of California, a putative class action lawsuit captioned Daniel Greenberg v. West Marine, Inc., et al., 4:17-cv-04345-HSG (the “Greenberg Complaint”), and (iv) on August 8, 2017, in the United States District Court for the Northern District of California, a putative class action lawsuit captioned Paul Parshall v. West Marine, Inc., et al., 5:17-cv-04522-JD (the “Parshall Complaint” and, together with the McNeil Complaint, the Patterson Complaint and the Greenberg Complaint, the “Merger Litigation”).

The Company believes that the claims asserted in the Merger Litigation are without merit and intends to defend against the Merger Litigation vigorously. However, in order to moot the plaintiffs’ unmeritorious disclosure claims, alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed to be an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

Supplemental Disclosures.

The following disclosures supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates the information contained in the Proxy Statement, the information set forth herein shall supersede or supplement the information in the Proxy Statement. All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement.

The disclosure under the heading “Financial Projections” on page 62 of the Proxy Statement is hereby amended by adding the following disclosure after the table (and the footnote (1) thereto) under the heading “Financial Projections”.

The following sets forth the disclosure being added:

Additional Information Regarding Financial Projections

The following table provides additional detail that formed the basis for the financial projections. Additional detail that forms the basis for earnings before interest and taxes, and net income per diluted share include GAAP Revenue inclusive of shipping freight paid by customers; gross profit; selling, general and administrative expenses; interest expense; and provision for income taxes. Additional detail that forms the basis for non-GAAP measures of EBITDA and unlevered free cash flow include depreciation and amortization; capital expenditures; stock-based compensation; and changes in working capital.

Financial Projections

(U.S. dollars in millions, except per share data)

	Fiscal Years
	2017	2018	2019	2020	2021
GAAP Revenue	$717.1	$736.6	$775.5	$809.2	$843.3
Shipping Freight paid by customers	2.2	2.4	2.6	3.1	3.5
Net revenue	$714.9	$734.2	$772.9	$806.1	$839.8

Gross profit	212.0	223.2	239.7	251.9	264.5
Selling, general and administrative	195.8	201.8	204.9	212.0	211.7
Interest expense	0.2	0.2	0.2	0.2	0.2
Provision for income taxes	6.2	8.3	13.5	15.5	20.5
Net income	$9.8	$12.9	$21.1	$24.2	$32.1

Net income per common and common equivalent share:
Diluted	$0.39	$0.52	$0.84	$0.97	$1.28

EBIT(1)	$16.2	$21.4	$34.9	$39.9	$52.8

EBITDA(2)	$40.9	$47.1	$57.4	$61.3	$70.7

Depreciation and amortization	24.6	25.6	22.5	21.4	17.9
Capital expenditures	20.2	22.9	19.5	16.8	14.8
Stock-based compensation	2.8	2.8	2.8	2.8	2.8
Decrease (increase) in working capital	4.0	5.6	5.1	5.4	1.0
Unlevered free cash flow	$21.0	$24.0	$32.0	$37.0	$39.0

(1)	Represents earnings before interest, taxes
(2)	Represents earnings before interest, taxes, depreciation and amortization

*       *       *

Forward-Looking Statements

This communication includes “forward-looking” information (as defined in the Private Securities Litigation Reform Act of 1995), including statements that are predictive or express expectations that depend on future events or conditions that involve risks and uncertainties. These risks and uncertainties include, among other things, statements about future financial and operating results; benefits of the transaction to customers, stockholders and associates; the financing of the transaction and other statements regarding the proposed transaction. West Marine’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of West Marine’s stockholders to adopt the merger agreement or that the companies will otherwise be unable to consummate the merger on the terms set forth in the merger agreement;
•	the risk that required governmental approvals of the merger will not be obtained;
•	litigation in respect of either company or the merger; and
•	disruption from the merger making it more difficult to maintain certain important relationships.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including the risk factors set forth in West Marine’s annual report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Form 10-K”) and quarterly reports on Form 10-Q for the fiscal quarters ended April 1, 2017 and July 1, 2017, as well as the discussion of critical accounting policies in the 2016 Form 10-K. The forward-looking statements in this Current Report on Form 8-K are based on information available to West Marine as of the date hereof, and except as required by applicable law, West Marine assumes no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.

Important Additional Information For Investors and Stockholders

This communication is being made in respect of the proposed merger transaction involving Monomoy and West Marine. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger is being submitted to the stockholders of West Marine for their consideration. In connection therewith, West Marine has filed relevant materials with the SEC, including the Proxy Statement regarding the proposed Merger, which has been mailed to the stockholders of West Marine. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about Monomoy and West Marine at the SEC’s Internet site at www.sec.gov. Copies of the documents filed with the SEC by West Marine are available free of charge on West Marine’s website at www.westmarine.com under the heading “Investor Relations.” Stockholders of West Marine may also obtain a free copy of the Proxy Statement regarding the proposed Merger and any filings with the SEC that are incorporated by reference in the Proxy Statement by contacting our Secretary at 500 Westridge Drive, Watsonville, California 95076, Phone: 831-728-2700.

West Marine and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies of West Marine’s stockholders in connection with the proposed Merger. Information about the directors and executive officers of West Marine is set forth in the 2016 Form 10-K, which was filed with the SEC on February 28, 2017, and West Marine’s proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 21, 2017, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of West Marine and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement regarding the proposed Merger and may be contained in other relevant materials filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

September 1, 2017	By:	/s/ Jeffrey Lasher
	Name:	Jeffrey Lasher
	Title:	Executive Vice President and Chief Financial Officer